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                                                                  EXHIBIT 10.143



FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment") is entered into effective as of November 27, 2001, by and among CRESCENT OPERATING, INC., a Delaware corporation ("Borrower") and BANK OF AMERICA, N.A., a national banking association ("Lender"), with the acknowledgment, confirmation, approval and agreement of the undersigned "Support Parties" (herein so called) as set forth herein below. Such Support Parties are signing this Fourth Amendment solely for the purposes set forth in Section 11 of this Fourth Amendment.

WITNESSETH:

WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of August 27, 1997 (the "Original Credit Agreement") as amended by that certain First Amendment to Credit Agreement dated effective as of August 27, 1998 (the "First Amendment"), that certain Second Amendment to Credit Agreement dated effective as of August 27, 1999 (the "Second Amendment") and that certain Third Amendment to Credit Agreement dated effective as of August 27, 2001 (the "Third Amendment") (the Original Credit Agreement as amended by the First Amendment , the Second Amendment and the Third Amendment is referred to in this Fourth Amendment as the "Credit Agreement") and Borrower, Lender and Support Parties are parties to that certain Support Agreement of even date with the Original Credit Agreement, as previously amended and confirmed as set forth in the First Amendment, Second Amendment and Third Amendment (the "Support Agreement");

WHEREAS, Borrower and Support Parties have requested that Lender agree to a short term renewal of the credit facility evidenced by the Credit Agreement and extension of the "Termination Date" as currently defined in the Credit Agreement to evidence a senior secured credit facility in favor of Lender and agree to other amendments to the Credit Agreement, Support Agreement and other Loan Papers and matters as set forth herein, and Lender is willing to do so upon the terms and conditions set forth herein; and

WHEREAS, Borrower and Lender desire to amend the Credit Agreement by this Fourth Amendment, with the acknowledgment, confirmation, approval and agreement of the Support Parties with respect to the Support Agreement, all as set forth hereinbelow, and the parties desire to enter into the agreements, modifications and amendments as set forth below;

NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

1. Definitions. All capitalized terms defined in the Credit Agreement, as amended hereby. and not otherwise defined in this Fourth Amendment shall have the same meanings as assigned to them in the Credit Agreement when used in this Fourth Amendment, unless the context hereof shall otherwise require or provide.

2. Representations and Warranties. In order to induce Lender to enter into this Fourth Amendment, Borrower represents and warrants to Lender that:

A. This Fourth Amendment, the Credit Agreement, as amended hereby, and the Loan Papers are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms,



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except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

B. No event has occurred and is continuing which constitutes a Default or a Potential Default; and

C. All of the representations and warranties contained in Paragraph 5 of the Credit Agreement, as amended by this Fourth Amendment, are true and correct as of the date hereof.

3. Amendment to Credit Agreement. In connection with the short term renewal and extension of the credit facility evidenced by the Credit Agreement, as amended by this Fourth Amendment, and the Loan Papers, the definition of the term "Termination Date" as set forth in Paragraph 1 of the Credit Agreement and is hereby amended and restate in its entirety to read as follows:

Termination Date means the earlier to occur of the following dates; (a) December 31, 2001 ; and (b) the effective date that Lender's commitment to extend credit under this agreement is otherwise canceled or terminated in accordance with this agreement.

4. The promissory note in the face principal amount of $15,000,000.00 dated August 27, 2001 executed by Borrower and payable to Lender, evidencing a renewal and extension of that certain promissory note in the face principal amount of $15,000,000.00 dated August 27, 1999, such note evidencing a evidencing a modification, renewal and extension of that certain promissory note in the face principal amount of $15,000,000.00 dated August 27, 1997, each executed by Borrower and payable to Lender (or its predeccssors in interest) and in connection with the Original Credit Agreement, is hereby renewed and extended to be evidenced by that certain promissory note dated of even date herewith in the face principal amount of $15,000,000.00 executed by Borrower and payable to Lender (sometimes referred to in this Fourth Amcndment and in connection herewith as the "Second Short Term Renewal Note"), which the parties agree and acknowledge to be the "Note" as contemplated in Paragraph 4(a) of the Credit Agreement and a "Loan Paper" as defined in the Credit Agreement.

5. Conditions Precedent. This Fourth Amendment and the obligations of Lender hereunder are subject to the conditions precedent that Lender shall have received from Borrower, together wjth this Fourth Amendment duly executed by Borrower, Richard E. Rainwater and John Goff: (i) the Second Short Term Renewal Note, duly executed by Borrower, and anyother documents requested by Lender prior to closing in connection herewith, in form and substance satisfactory to Lender and its counsel, and (ii) payment of Lender's costs and expenses incurred in connection herewith as contemplated in the Credit Agreement including, without limitation, the reasonable attorney's fees of the Lender's legal counsel and any other costs, expenses and disbursements incurred by Lender through the date of execution of this Fourth Amendment.

6. Further Assurances. Borrower shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances and take all such other action, as Lender may, from time to time, deem reasonably necessary or proper in connection with this Fourth Amendment and the Credit Agreement, as amended hereby.

7. Scope of Amendments. Any and all other provisions of the Cred1t Agreement and any other Loan Papers are hereby amended and modified wherever necessary and even though not specifically addressed herein, so as to conform to the amendments and modifications set forth in this Fourth Amendment.



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8. Limitation on Agreements. The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under or waiver of any other term or condition of the Credit Agreement or any of the Loan Papers, or (b) to prejudice any right or rights which Lender now has or may have in the future under, or in connection with the Credit Agreement as amended by this Fourth Amendment, the Note, the Loan Papers or any of the documents referred to herein or therein.

9. Governing Law. This Fourth Amendment has been prepared, in being executed and delivered and is intended to be performed in the State of Texas, and the substantive laws of such state and the applicable.

10. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO, INCLUDING, BUT NOT LIMITED TO, THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW). THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS CREDIT AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HA VING JURJSDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT TIME OF THIS AGREEMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN NINETY
(90) DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL SIXTY (60) DAYS.

B. RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE LENDER HERETO: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF; OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR
(C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT



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PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE
INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

11. Multiple Counterparts. This Fourth Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Fourth Amendment by signing any such counterpart.

12. Signatures of Support Parties. By signing below where indicated, the undersigned Support Parties each (a) acknowledge this Fourth Amendment and the Credit Agreement a.s amended hereby; (b) agree with the terms, conditions and amendments a contained in this Fourth Amendment and the Credit Agreement as amended hereby as they relates to the Support Agreement , including without limitation, the amended definition of "Termination Date" as set fourth in this Fourth Amendment; (c) agree that the Support Agreement shall be deemed and amended wherever necessary in order to continue the obligations of the undersigned Support Partners contained in the Support Agreement and confirm to the changes reflected in this Fourth Amendment; and (d) confirm their continuing obligations under the Support Agreement, as amended hereby, which shall continue in full force and effect as contemplated therein and herein, until the Obligation has been paid in full and Lender shall have no further commitment to make Advances.

THE CREDIT AGREEMENT AND THE SUPPORT AGREEMENT, AS EACH IS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed to be effective as of the date and year first above written.

LENDER

BANK OF AMERICA

By:          /s/
   -------------------------------
Cary C. Conwell, Senior Vice President


BORROWER

CRESCENT OPERATING, INC., a Delaware corporation

By:          /s/
   -------------------------------
Jeff Stevens, Executive Vice President
and Chief Operation Officer



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SUPPORT PARTIES:

      /s/
----------------------------------
RICHARD E. RAINWATER


      /s/
----------------------------------
JOHN GOFF




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                                 PROMISSORY NOTE

$15,000,000.00                  Fort Worth, Texas              November 27, 2001


         FOR VALUE RECEIVED, Crescent Operating, Inc., a Delaware corporation ("Maker"), promises to pay to the order of BANK OF AMERICA, N.A., a national banking association ("Payee"), at its principal offices at 500 West Seventh Street, Fort Worth, Tarrant County, Texas 76102-4700, that portion of the principal amount of $15,000,000.00 that may be disbursed and outstanding under this note, together with interest.

         This note evidences a renewal and extension of that certain promissory note dated August 27,2001 executed by Maker and payable to Payee (or its predecessors in interest) and is the "Note" as defined in the Credit Agreement dated as of August 27, 1997, between Maker and Payee (as amended by the First Amendment thereto dated effective as of August 27, 1998, the Second Amendment thereto dated effective as of August 27, 1999, the Third Amendment dated effective as of August 27, 2001, and the Fourth Amendment thereto dated effective as of the date of this note, and as it may be further renewed, extended, amended or restated, referred to herein as the "Credit Agreement"), and the "Second Short Term Renewal Note" as defined in the Fourth Amendment just described in the immediately preceding parenthetical contained in this sentence. All of the defined terms in the Credit Agreement have the same meanings when used in this note.

         This note incorporates by reference all provisions in the Credit Agreement, including, without limitation, all provisions applicable to this note -- such as provisions for use of proceeds, disbursements of principal, applicable interest rates before and after Default, voluntary and mandatory prepayments, acceleration of maturity, exercise of rights, assurances and security, choice of Texas and United States federal law, usury savings and other matters applicable to "Loan Papers" under the Credit Agreement.

         Interest on this note is due and payable as it accrues on the last day of each calendar month -- beginning December 27, 2001 -- during the term of this note and on the final maturity date of this note.

         Before the Termination Date and subject to the Credit Agreement, principal of this note may be repaid and reborrowed. The unpaid principal balance of this note is due and payable on the Termination Date.

         If this note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay court costs, reasonable attorneys' fees and other costs of collection of the holder of this note.

         Maker and each surety, endorser, guarantor and other party ever liable for payment of any part of this note jointly and severally waive presentment and demand for payment, protest and notice of protest and nonpayment, intention to accelerate and acceleration, and agree that their liability on this note shall not be affected by, and consent to, any renewal or extension in the time of payment of this note, any indulgences or any release or change in any security for the payment of this note.

         THIS NOTE, THE CREDIT AGREEMENT AND THE RELATED LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                                MAKER:
                                CRESCENT OPERATING, INC., a Delaware corporation

                                By:
                                   ---------------------------------------------
                                      Jeff Stevens, Executive Vice President
                                      and Chief Operating Officer




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